Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8800
Contact: Roland O. Burns
Sr. Vice President and Chief Financial Officer
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
FOURTH QUARTER AND ANNUAL 2007
FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, February 11, 2008– Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and year ended December 31, 2007.

Financial Results for the Three Months and Year Ended December 31, 2007

Comstock reported net income of $21.7 million or 48¢ per diluted share for the three months ended December 31, 2007 as compared to 2006's fourth quarter net income of $8.4 million or 19¢ per diluted share.  The fourth quarter results reflect continued strong production growth from the Company's successful drilling activities.  Comstock's production in the fourth quarter of 2007 increased 26% to 22.9 billion cubic feet equivalent of natural gas ("Bcfe") as compared to production of 18.2 Bcfe in the fourth quarter of 2006.  Comstock's onshore production increased 32% and offshore production increased 20% over the fourth quarter of 2006.  Oil and natural gas prices also improved from the fourth quarter of 2006.  Realized oil prices in the fourth quarter of 2007 averaged $86.01 per barrel, 58% higher than the $54.51 per barrel realized in 2006's fourth quarter.  Natural gas prices realized in the fourth quarter of 2007 averaged $7.29 per Mcf, 13% higher than the $6.47 per Mcf realized in the fourth quarter of 2006.  The 26% increase in production and higher oil and gas prices caused fourth quarter 2007's oil and gas sales to increase 54% to $195.8 million as compared to 2006's fourth quarter sales of $126.8 million.  Operating cash flow (before changes in working capital accounts) generated by Comstock in 2007's fourth quarter of $133.6 million increased 65% over 2006's fourth quarter cash flow of $80.8 million.  EBITDAX or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses increased 66% to $154.0 million in 2007's fourth quarter over 2006's fourth quarter EBITDAX of $92.7 million.

Comstock reported net income of $68.9 million or $1.54 per diluted share for the year ended December 31, 2007 as compared to 2006's net income of $70.7 million or $1.61 per diluted share.  The 2006 results include a $11.2 million unrealized gain on derivative financial instruments.  Without this gain, Comstock would have had net income of $63.2 million or $1.44 per diluted share in 2006.  Financial results for 2007 reflect the Company's strong production growth in 2007 which is primarily attributable to the Company's drill bit activities.  Comstock's production in 2007 increased 30% to 87.5 Bcfe as compared to production of 67.3 Bcfe in 2006.  Onshore production increased 27% and offshore production was up 34% over 2006.  Realized oil prices in 2007 averaged $69.18 per barrel, 14% above the $60.93 per barrel realized in 2006 and the Company's realized natural gas price averaged $7.03 per Mcf in 2007, slightly higher than the $6.95 per Mcf realized in 2006.  The higher production and improved oil and gas prices in 2007 increased Comstock's oil and gas sales to $687.1 million, 34% above 2006's sales of $511.9 million.  Operating cash flow (before changes in working capital accounts) generated by Comstock in 2007 of $477.3 million increased 37% from 2006's cash flow of $348.5 million.  EBITDAX was $542.0 million in 2007, a 40% increase over 2006's EBITDAX of $387.4 million.

Year 2007 Drilling Results

Comstock also announced the results of its 2007 drilling program.  In 2007 Comstock drilled 180 wells (138.2 net).  One hundred sixty-five of the wells drilled were successful and fifteen were dry holes.

Comstock spent $525.9 million during 2007 for its onshore acquisition, exploration and development activities, comprised of $191.3 million for acquisitions of producing properties, $334.4 million in capital expenditures for drilling and other development activity and $0.2 million for geologic and geophysical costs.  Onshore, Comstock drilled 160 (123.1 net) development wells in 2007 with 157 (120.5 net) being successful.  Of the five (3.1 net) onshore exploratory wells, only one (0.6 net) was successful.

Comstock drilled 128 successful wells (100.2 net) in its East Texas and North Louisiana region in 2007.  These wells were tested at an average per well initial production rate of 1.4 Mmcfe per day.  Comstock's production in this region has increased 38% in 2007 as compared to 2006 as a result of this drilling program.  During the fourth quarter of 2007, Comstock drilled its first successful horizontal Cotton Valley gas well in the Waskom field in East Texas.  The Bell #11A-H well was drilled to a total vertical depth of 9,490 feet with a 2,548 foot horizontal leg drilled through the upper and lower Taylor Cotton Valley sands.  The Bell #11-A-H was successfully completed with a seven stage frac and was tested at an initial production rate of 8.4 Mmcfe per day.

In South Texas, Comstock drilled twenty successful wells (13.7 net) and two (0.5 net) dry holes during 2007.  The successful wells had an average per well initial production rate of 5.5 Mmcfe per day.  Seven of the successful wells were in the Las Hermanitas field in Duval County, Texas, five were in the Javelina Field in Hidalgo County, five were in the Company's Ball Ranch field, two were in the Double A Wells field and one was in the Tom East field.

Comstock drilled thirteen wells (11.5 net) in Mississippi during 2007, eight of which were successful.  Five of these wells were tested at an average per well initial production rate of 214 barrels of oil per day and three wells tested at 1.8 Mmcf of natural gas per day.  Comstock also drilled two (0.3 net) successful wells in its other regions.

Comstock's offshore operations are conducted by its 49% owned subsidiary, Bois d'Arc Energy, Inc. (NYSE: BDE) ("Bois d'Arc").  Bois d'Arc made capital expenditures of $206.9 million during 2007 for its exploration and development activities and spent an additional $7.0 million on geological and geophysical costs primarily for 3-D seismic data acquisition.  In 2007, Bois d'Arc drilled seven (6.6 net) successful wells out of a total of 15 (12.0 net) wells drilled with eight (5.4 net) dry holes.  The largest discoveries made in 2007 included a well drilled at Ship Shoal block 93, which proved up the "Walleye" prospect, a second well drilled at South Timbalier block 75 which extended its "Doc Holliday" discovery made in 2005, and the ultra deep well drilled at South Timbalier block 81 which proved up the "Butch Cassidy" prospect.  Bois d'Arc also drilled three successful wells as part of its M-8 sand water flood project in the Ship Shoal 113 unit.  During the fourth quarter of 2007, Bois d'Arc drilled a successful development well at Ship Shoal block 119 with the OCS-G 69 #25 well which was drilled to a depth of 10,108 feet and encountered 89 net feet of pay sands in three commercial reservoirs.  Bois d'Arc's 2008 drilling program is off to a strong start with two successful development wells, one at Ship Shoal block 97 and one which successfully tested the "Perch" prospect at Ship Shoal block 120.  Bois d'Arc is also currently drilling an 18,500 foot exploratory well to test its "Chinook" prospect at South Pelto block 21.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is a growing independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas, Louisiana and the Gulf of Mexico.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Oil and gas sales	$195,764	$126,775	$687,073	$511,928
Operating expenses:
Oil and gas operating	32,364	29,083	123,632	107,303
Exploration	6,370	3,470	43,079	20,132
Depreciation, depletion and amortization	64,732	49,465	243,619	153,922
Impairment	—	275	826	10,444
General and administrative	16,142	9,031	42,682	31,769

Total operating expenses	119,608	91,324	453,838	323,570

Income from operations	76,156	35,451	233,235	188,358

Other income (expenses):
Interest income	348	288	1,389	1,012
Other income	180	165	685	781
Interest expense	(11,446)	(9,107)	(41,326)	(27,429)
Gain on derivatives	—	108	—	10,716

Total other income (expenses)	(10,918)	(8,546)	(39,252)	(14,920)

Income before income taxes and minority interest	65,238	26,905	193,983	173,438
Provision for income taxes	(29,222)	(12,492)	(85,177)	(74,339)
Minority interest in earnings of Bois d'Arc Energy	(14,318)	(6,001)	(39,905)	(28,434)

Net income	$21,698	$8,412	$68,901	$70,665

Net income per share:
Basic	$0.50	$0.20	$1.59	$1.67
Diluted	$0.48	$0.19	$1.54	$1.61

Weighted average common and common stock equivalent shares outstanding:
Basic	43,544	42,493	43,415	42,220
Diluted	44,583	43,707	44,405	43,556

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Cash flow from operations:
Net cash provided by operating activities	$121,421	$90,305	$446,305	$364,605
Excess tax benefit from stock-based compensation	5,920	5,296	6,522	6,218
Increase in accounts receivable	13,870	13,691	15,100	2,917
Decrease in other current assets	(5,040)	(3,665)	(2,452)	(3,526)
Decrease (increase) in accounts payable and accrued expenses	(2,572)	(24,819)	11,775	(21,666)
Cash flow from operations	$133,599	$80,808	$477,250	$348,548

EBITDAX:
Net income	$21,698	$8,412	$68,901	$70,665
Interest expense	11,446	9,107	41,326	27,429
Income tax expense	29,222	12,492	85,177	74,339
Depreciation, depletion and amortization	64,732	49,465	243,619	153,922
Impairment	—	275	826	10,444
Minority interest in earnings of Bois d'Arc Energy	14,318	6,001	39,905	28,434
Stock-based compensation	6,252	3,415	19,162	13,249
Exploration expense	6,370	3,470	43,079	20,132
Unrealized loss (gain) on derivatives	—	69	—	(11,242)
EBITDAX	$154,038	$92,706	$541,995	$387,372

	As of December 31,
	2007	2006

Balance Sheet Data:
Cash and cash equivalents	$24,406	$10,715
Other current assets	100,099	88,113
Property and equipment, net	2,222,875	1,773,626
Other	7,007	5,671
Total assets	$2,354,387	$1,878,125

Current liabilities	$130,800	$151,861
Long-term debt	760,000	455,000
Deferred income taxes	371,896	311,236
Reserve for future abandonment costs	52,606	57,116
Minority interest in Bois d'Arc Energy	267,441	220,349
Stockholders' equity	771,644	682,563
Total liabilities and stockholders' equity	$2,354,387	$1,878,125

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended December 31, 2007			For the Three Months Ended December 31, 2006
	Onshore(1)	Bois d'Arc Energy	Total	Onshore(1)	Bois d'Arc Energy	Total
Oil production (thousand barrels)	242	438	680	225	350	575
Gas production (million cubic feet – Mmcf)	10,769	8,050	18,819	7,944	6,795	14,739
Total production (Mmcfe)	12,226	10,676	22,902	9,296	8,894	18,190

Oil sales	$18,481	$40,051	$58,532	$11,147	$20,206	$31,353
Gas sales	77,038	60,194	137,232	49,354	46,068	95,422
Total oil and gas sales	$95,519	$100,245	$195,764	$60,501	$66,274	$126,775

Average oil price (per barrel)	$76.10	$91.51	$86.01	$49.46	$57.77	$54.51
Average gas price (per thousand cubic feet – Mcf)	$7.15	$7.48	$7.29	$6.21	$6.78	$6.47
Average price (per Mcf equivalent)	$7.81	$9.39	$8.55	$6.51	$7.45	$6.97
Lifting cost	$16,082	$16,282	$32,364	$13,482	$15,601	$29,083
Lifting cost (per Mcf equivalent)	$1.32	$1.53	$1.41	$1.45	$1.75	$1.60
Oil and Gas Capital Expenditures	$238,912	$39,794	$278,706	$75,790	$52,812	$128,602

	For the Year Ended December 31, 2007			For the Year Ended December 31, 2006
	Onshore(1)	Bois d'Arc Energy	Total	Onshore(1)	Bois d'Arc Energy	Total
Oil production (thousand barrels)	1,008	1,671	2,679	921	1,383	2,304
Gas production (million cubic feet – Mmcf)	39,231	32,186	71,417	30,271	23,183	53,454
Total production (Mmcfe)	45,282	42,211	87,493	35,797	31,481	67,278

Oil sales	$61,474	$123,895	$185,369	$50,955	$89,421	$140,376
Gas sales	270,139	231,565	501,704	206,263	165,289	371,552
Total oil and gas sales	$331,613	$355,460	$687,073	$257,218	$254,710	$511,928

Average oil price (per barrel)	$60.96	$74.15	$69.18	$55.32	$64.66	$60.93
Average gas price (per thousand cubic feet – Mcf)	$6.89	$7.19	$7.03	$6.81	$7.13	$6.95
Average price (per Mcf equivalent)	$7.32	$8.42	$7.85	$7.19	$8.09	$7.61
Lifting cost	$64,791	$58,841	$123,632	$53,903	$53,400	$107,303
Lifting cost (per Mcf equivalent)	$1.43	$1.39	$1.41	$1.51	$1.70	$1.59
Oil and Gas Capital Expenditures	$525,714	$206,863	$732,577	$288,729	$244,610	$533,339

(1) Includes the onshore results of operations of Comstock Resources, Inc.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended December 31, 2007				For the Three Months Ended December 31, 2006
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	40	56	146	242	28	45	152	225
Gas production (million cubic feet – Mmcf)	6,559	3,364	846	10,769	4,775	2,345	824	7,944
Total production (Mmcfe)	6,800	3,702	1,724	12,226	4,941	2,613	1,742	9,296

Oil sales	$3,552	$5,068	$9,861	$18,481	$1,658	$2,547	$6,942	$11,147
Gas sales	46,133	25,117	5,788	77,038	29,304	15,179	4,871	49,354
Total oil and gas sales	$49,685	$30,185	$15,649	$95,519	$30,962	$17,726	$11,813	$60,501

Average oil price (per barrel)	$88.80	$90.50	$67.54	$76.10	$59.21	$56.60	$45.67	$49.46
Average gas price (per thousand cubic feet – Mcf)	$7.03	$7.47	$6.84	$7.15	$6.14	$6.47	$5.91	$6.21
Average price (per Mcf equivalent)	$7.31	$8.15	$9.08	$7.81	$6.27	$6.78	$6.78	$6.51
Lifting cost(1)	$6,710	$4,772	$4,600	$16,082	$5,878	$3,842	$3,762	$13,482
Lifting cost (per Mcf equivalent)	$0.99	$1.29	$2.67	$1.32	$1.19	$1.47	$2.16	$1.45

Oil and Gas Capital Expenditures:
Acquisitions	$—	$160,101	$—	$160,101	$—	$—	$—	$—
Leasehold costs	576	789	71	1,436	127	(1,266)	1,132	(7)
Exploratory drilling	—	3,916	(51)	3,865	—	5,964	1,737	7,701
Development drilling	56,454	11,922	2,111	70,487	53,511	2,634	8,070	64,215
Other development	798	1,710	515	3,023	1,987	1,378	516	3,881
Total	$57,828	$178,438	$2,646	$238,912	$55,625	$8,710	$11,455	$75,790

(1) Includes production taxes of $3,319 and $2,551 for the three months ended December 31, 2007 and 2006, respectively.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Year Ended December 31, 2007				For the Year Ended December 31, 2006
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	162	214	632	1,008	117	209	595	921
Gas production (million cubic feet – Mmcf)	24,407	11,790	3,034	39,231	17,850	9,073	3,348	30,271
Total production (Mmcfe)	25,378	13,077	6,827	45,282	18,550	10,328	6,919	35,797

Oil sales	$11,052	$15,189	$35,233	$61,474	$7,295	$13,332	$30,328	$50,955
Gas sales	164,926	85,427	19,786	270,139	119,106	65,594	21,563	206,263
Total oil and gas sales	$175,978	$100,616	$55,019	$331,613	$126,401	$78,926	$51,891	$257,218

Average oil price (per barrel)	$68.22	$70.98	$55.75	$60.96	$62.35	$63.79	$50.97	$55.32
Average gas price (per thousand cubic feet – Mcf)	$6.76	$7.25	$6.52	$6.89	$6.67	$7.23	$6.44	$6.81
Average price (per Mcf equivalent)	$6.93	$7.69	$8.06	$7.32	$6.81	$7.64	$7.50	$7.19
Lifting cost(2)	$29,527	$16,832	$18,432	$64,791	$23,107	$14,612	$16,184	$53,903
Lifting cost (per Mcf equivalent)	$1.16	$1.29	$2.70	$1.43	$1.25	$1.41	$2.34	$1.51

Oil and Gas Capital Expenditures:
Acquisitions	$—	$191,290	$—	$191,290	$912	$60,707	$—	$61,619
Leasehold costs	3,377	2,755	2,850	8,982	620	6,358	2,955	9,933
Exploratory drilling	—	11,910	2,379	14,289	—	6,039	1,737	7,776
Development drilling	215,593	61,738	25,024	302,355	145,036	14,537	28,558	188,131
Other development	2,620	3,337	2,841	8,798	13,307	2,374	5,589	21,270
Total	$221,590	$271,030	$33,094	$525,714	$159,875	$90,015	$38,839	$288,729

(2) Includes production taxes of $13,830 and $11,344 for the years ended December 31, 2007 and 2006, respectively.